UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                     FORM 8K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                                 Date of Report
                                January 30, 2004


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                          Nanobac Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)




         Florida                       0-24696                  59-3248917
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)



        2727 W. Martin Luther King Blvd, Suite 850, Tampa, Florida 33607
               (Address of Principal Executive Office) (Zip Code)

                                 (813) 264-2241
              (Registrant's telephone number, including area code)


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Item 4. Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

     (i) On January 30, 2004 the Board of Directors has approved the decision to change independent accountants for Nanobac Pharmaceuticals, Inc. (NNBP) from Baumann, Raymondo & Company P.A. ("Baumann") to Aidman Piser & Company ("Aidman").

     (ii) The report of Baumann on the financial statements for the year ended December 31, 2002 of the Company contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) In connection with its audit for the year ended December 31, 2002 and the review of the interim period January 1, 2003 through June 30, 2003, there were no disagreements with Baumann on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Baumann would have caused Baumann to make reference thereto in their report on the financial statements for such periods.

     (iv) In a series of discussions in December 2003, we advised Baumann that we had determined that our prior period financial statements might not correctly reflect the total number of shares of common stock available to be issued in accordance with the confirmed bankruptcy plan. Based in part on such information, Baumann informed the company that they felt further investigation into the matter was necessary. Because of the change in accountants, Baumann was not able to conduct such further investigation. The company has disclosed in its most recent filing (10QSB for the period ended September 30, 2003) all available shares of common stock available to be issued in accordance with the bankruptcy plan. We have discussed with Baumann the potential need for the company to restate financial statements for the periods ended March 31 and June 30, 2003. Such restatements will be reflected in amendments to the company's quarterly reports on form 10QSB, to be filed after review of the company's new certifying accountant. We are providing all relevant information to the company's new certifying accountants, Aidman in connection with our fiscal year end 2003 audit.

     (v) The Company has requested, and Baumann has furnished, a letter addressed to the Commission stating that Baumann agrees with subparagraphs
     (a) (ii), (iii) and (iv) above. A copy of such letter, dated February 3, 2004, is filed as Exhibit 16.1 of this Form 8-K.

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

(b)  New independent accountants

     (i) On January 30, 2004, the Company engaged Aidman as its new independent accountant. The engagement was approved by the Board of Directors on January 30, 2004.

     (ii) The Company has not consulted with Aidman on the application of any accounting principles or proposed transactions, the type of audit opinion that might be given, any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation S-K.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          16.1 Baumann, Raymondo & Company, P.A. Letter to the Securities and Exchange Commission, dated February 3, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Nanobac Pharmaceuticals, Inc.
                                             (Registrant)

                                             /s/ Alexander H. Edwards, III


Date:  February 4, 2004                      By: /s/ Alexander H. Edwards, III
                                             ---------------------------------
                                             Alexander H. Edwards, III,
                                             Chief Executive Officer





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